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                                                                  EXHIBIT 10.111

                   ORIGINAL EQUIPMENT MANUFACTURING AGREEMENT
                                   AMENDMENT 1

This OEM Agreement Amendment 1 is made effective on the 1st day of July, 2002 (the "Effective Date"), by and between P-COM, INC., a corporation organized under the laws of the State of Delaware, USA, with its principal place of business at 3175 South Winchester Boulevard, Campbell, California 95008 USA ("P-COM"), and SHANGHAI DATANG MOBILE COMMUNICATIONS EQUIPMENT COMPANY LIMITED, a company registered in the People's Republic of China with its office at Building 41, 333 Qinjiang Road, Shanghai 200233, PRC ("SDTM").

WHEREAS P-COM manufactures and sells the high frequency, high capacity wireless access products set forth in Exhibit A of the original Agreement (the "OEM Products"), which are comprised of hardware (the "OEM Equipment") and software (the "OEM Software"); and

WHEREAS pursuant to the terms of this Agreement, P-COM desires to sell to SDTM and SDTM desires to purchase, distribute and sell the OEM Products in the Peoples Republic of China (the "Territory") and to incorporate the OEM Products into wireless networks installed or supplied by SDTM in the Territory for end users and projects; and

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree to amend the original Agreement as follows:

AMENDMENT TO SECTION 4.4

          CHANGE FROM:

          4.4 The placing by SDTM of a Purchase Order and P-COM's Order Acceptance thereof in accordance with this Agreement shall create a contract of sale between P-COM and SDTM on the terms of such purchase order and of this Agreement. A Purchase Order issued by SDTM and accepted by P-COM is non-cancelable.

          CHANGE TO:

          4.4 The placing by SDTM of a Purchase Order and P-COM's Order Acceptance thereof in accordance with this Agreement shall create a contract of sale between P-COM and SDTM on the terms of such purchase order and of this Agreement. Unless otherwise mutually agreed in writing, a Purchase Order issued by SDTM and accepted by P-COM is non-cancelable.

There are no other changes to the original Agreement.

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IN WITNESS HEREOF, the parties hereto have executed this Agreement Amendment 1 the day and year written below.


P-COM, INC.                              SHANGHAI DATANG MOBILE
                                         COMMUNICATIONS EQUIPMENT
                                         COMPANY, LIMITED

By:    /s/ Randall L. Carl               By:     /s/ Qiu Xiang Dong
      ---------------------------               -----------------------------
      [signature]                               [signature]


Name:  Randall L. Carl                   Name:   Qiu Xiang Dong
      ---------------------------               -----------------------------
      [print name of signatory]                 [print name of signatory]


Title: Senior VP Worldwide Sales         Title:   Vice General Manager
       --------------------------                ----------------------------
       [print title of signatory]                [print title of signatory]


Date: 27 September 2002                  Date:   27 September 2002
      ---------------------------               -----------------------------
      [print date]                              [print date]

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